SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      Form 8-K
                                   CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934




                   Date of Report (Date of earliest event reported):
                                    July 31, 2000



                              Circuit Research Labs, Inc.
                 (Exact name of registrant as specified in its charter)



                                       Arizona
                    (State or other jurisdiction of incorporation)

                0-11353                            86-0344671
      (Commission File Number)           (IRS Employer Identification No.)


                                 2522 West Geneva Drive
                                  Tempe, Arizona 85282
                    (Address of principal executive offices)(Zip Code)



                                    (602) 438-0888
                            (Registrant's telephone number)



Item 5.	Other Events.

     On July 7, 2000, the Board of Directors of Circuit Research Lab, Inc., approved a 100% stock dividend (a dividend of one full share of common stock for each share of common stock held on the record date for the stock dividend). The record date for the stock dividend is July 31, 2000, and the dividend payment date is August 15, 2000. On the record date for the stock dividend, there were 1,059,761 shares of the Company's common stock outstanding. The common stock is traded on the Over-the-Counter Bulletin Board market under the symbol "CRLI".


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CIRCUIT RESEARCH LABS, INC.



Date: August 10, 2000                   By : /s/ Charles Jayson Brentlinger
                                              Charles Jayson Brentlinger
                                                      President